AMENDMENT NUMBER ONE TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 25th day of July, 1996 by and among BANK OF AMERICA NW, N.A., successor by name change to Seattle-First National Bank, a national banking association ("Seafirst"), UNITED STATES NATIONAL BANK OF OREGON, a national banking association ("U.S. Bank"), THE HONGKONG AND SHANGHAI BANKING CORPORATION, LIMITED, an extra national banking institution ("Hong Kong Bank") (each individually a "Lender" and collectively the "Lenders"), SEAFIRST, as agent for the Lenders (the "Agent") and UNITED GROCERS, INC., an Oregon corporation (the "Borrower").

                                    RECITALS

      A. The Lenders, the Borrower and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

      B. Subject to the terms and conditions of the Credit Agreement, Seafirst and U.S. Bank have agreed to make Short-term Acquisition Loans to the Borrower during the period beginning on the date of the Credit Agreement and ending on the Short-term Acquisition Line Maturity Date.

      C. The Borrower has requested that the Agent and the Lenders extend the Short-term Acquisition Line Maturity Date until September 30, 1996. The Agent and the Lenders are prepared extend the Short-term Acquisition Line Maturity Date on the terms and conditions set forth below.

      NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

      1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

      2. AMENDMENTS TO CREDIT AGREEMENT. In Section 1.1 of the Credit Agreement, the definition of "Short-term Acquisition Line Maturity Date" is amended and restated to read as follows:

                  "Short-term Acquisition Line Maturity
            Date" means September 30, 1996.

      3. PROMISSORY NOTES. All references to the "Short-term Acquisition Line Maturity Date" contained in the Short-term Acquisition Notes shall mean the Short-term Acquisition Line Maturity Date as defined in the Credit Agreement, as hereby amended.

      4. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied on or before July 31, 1996:

            4.1 DELIVERY OF AMENDMENT. The Borrower, the Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

            4.2 REIMBURSEMENT FOR EXPENSES. The Borrower shall have reimbursed the Agent for all expenses actually incurred by the Agent in connection with the preparation of the Credit Agreement and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents.

            4.3 BORROWER CORPORATE AUTHORITY. The Agent shall have received such evidence of corporate authority as the Agent shall request.

            4.4 REPRESENTATIONS TRUE; NO DEFAULT. The representations of the Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

      5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and the Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

      6. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

      7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

      8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

      9. ORAL AGREEMENTS NOT ENFORCEABLE.

      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
      EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT
      OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Amended and Restated Credit Agreement as of the date first above written.


      BORROWER:                     UNITED GROCERS, INC.



                                    By /s/ John W. White
                                      Its Vice President


      LENDERS:                      BANK OF AMERICA NW, N.A.



                                    By /s/ Gorgon A. Gray
                                      Its Vice President


                                    UNITED STATES NATIONAL BANK OF
                                    OREGON



                                    By /s/ William H. Long
                                      Its Vice President


                                    THE HONGKONG AND SHANGHAI BANKING
                                    CORPORATION, LIMITED



                                    By /s/ Randy Todd
                                      Its Senior Vice President

      AGENT:                        BANK OF AMERICA NW, N.A.



                                    By /s/
                                      Its Assistant Vice President